NAVIENT

2018 4th Quarter and Full Year Investor Deck

February 26, 2019

Forward-Looking Statements; Non-GAAP Financial Measures

The following information is current as of December 31, 2018 (unless otherwise noted) and should be read in connection with Navient Corporation's (Navient) Annual Report on Form 10-K for the year ended December 31, 2018 (the "2018 Form 10-K"), filed by Navient with the Securities and Exchange Commission (the "SEC") on February 25, 2019 and subsequent reports filed by Navient with the SEC. Definitions for capitalized terms in this presentation not defined herein can be found in our 2018 Form 10-K. This presentation contains "forward-looking" statements and other information that is based on management's current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the company's beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," or "target." Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements.

For Navient, these factors include, among others, the risks and uncertainties associated with:
- increases in financing costs;
- the availability of financing or limits on our liquidity resulting from disruptions in the capital markets or other factors;
- unanticipated increases in costs associated with compliance with federal, state or local laws and regulations;
- changes in the demand for asset management and business processing solutions or other changes in marketplaces in which we compete (including increased competition);
- changes in accounting standards including but not limited to changes pertaining to loan loss reserves and estimates or other accounting standards that may impact our operations;
- adverse outcomes in any significant litigation to which the company is a party;
- credit risk associated with the company's underwriting standards or exposure to third parties, including counterparties to the hedging transactions; and
- changes in the terms of education loans and the educational credit marketplace generally (including changes resulting from new laws and the implementation of existing laws).

The company could also be affected by, among other things:
- unanticipated repayment trends on loans including prepayments or deferrals in our securitization trusts that could accelerate or delay repayment of the bonds;
- reductions to our credit ratings, the credit ratings of asset-backed securitizations we sponsor or the credit ratings of the United States of America;
- failures of our operating systems or infrastructure or those of third-party vendors;
- risks related to cybersecurity including the potential disruption of our systems or those of our third-party vendors or customers or potential disclosure of confidential customer information;
- damage to our reputation resulting from cyber-breaches, litigation, the politicization of student loan servicing or other actions or factors;
- failure to successfully implement cost-cutting initiatives and adverse effects of such initiatives on our business;
- failure to adequately integrate acquisitions or realize anticipated benefits from acquisitions including delays or errors in converting portfolio acquisitions to our servicing platform;
- changes in law and regulations whether new laws or regulations or new interpretations of existing laws and regulations applicable to any of our businesses or activities or those of our vendors, suppliers or customers;
- changes in the general interest rate environment, including the availability of any relevant money market index rate, including LIBOR, or the relationship between the relevant money-market index rate and the rate at which our assets are priced;
- our ability to successfully effectuate any acquisitions and other strategic initiatives;
- activities by shareholder activists, including a proxy contest or any unsolicited takeover proposal;
- changes in general economic conditions; and
- and the other factors that are described in the "Risk Factors" section of Navient's Annual Report on Form 10-K and in our other reports filed with the Securities and Exchange Commission.

The preparation of the company's consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release. The company does not undertake any obligation to update or revise these forward-looking statements except as required by law.

Navient reports financial results on a GAAP basis and also provides certain non-GAAP performance measures, including Core Earnings, Tangible Net Asset Ratio, and various other non-GAAP financial measures derived from Core Earnings. When compared to GAAP results, Core Earnings exclude the impact of: (1) mark-to-market gains/losses on derivatives; and (2) goodwill and acquired intangible asset amortization and impairment. Navient provides Core Earnings measures because this is what management uses when making management decisions regarding Navient's performance and the allocation of corporate resources. Navient Core Earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see Core Earnings in Navient's fourth quarter earnings release and pages 49 & 50 of this presentation for a further discussion and a complete reconciliation between GAAP net income and Core Earnings.

- Navient is a leader in education loan management and business processing solutions for education, healthcare and government clients at the federal, state, and local levels. We help our clients and millions of Americans achieve financial success through our services and support.
    - Industry leading student loan servicer supporting the educational and economic development of our approximately 12 million customers
    - Offering products that are focused on helping consumers refinance their education loans at the lower rates they have earned
    - Providing business processing services for healthcare and non-education related government clients

Operating Results
"Core Earnings [1]" Basis

(In millions, except per share amounts)	Q4 18	Q4 17	2018	2017
GAAP diluted EPS	$0.28	($0.32)	$1.49	$1.04
Adjusted Core Earnings EPS [2]	$0.58	$0.43	$2.09	$1.79
Restructuring and regulatory-related expenses	($0.03)	($0.08)	($0.13)	($0.10)
DTA Remeasurement Loss	-	($0.85)	-	($0.80)
Reported Core Earnings EPS	$0.55	($0.50)	$1.96	$0.89
Average common stock equivalent	256	263	264	281
Ending total education loans, net	$94,498	$105,122	$94,498	$105,122
Average total education loans	$96,380	$106,981	$100,252	$108,751

[1] Item is a non-GAAP financial measure. See note 1 on slide 49
[2] Adjusted diluted Core Earnings per share excludes: (1) $12 million, $32 million, $42 million and $43 million of restructuring and regulatory-related expenses in fourth-quarter 2018, fourth-quarter 2017, full-year 2018 and full-year 2017, respectively, and (2) the $224 million reduction to our deferred tax asset ("DTA Remeasurement Loss") recorded in fourth-quarter 2017 due to the "Tax Cuts and Jobs Act" ("TCJA").

Establishing Clear Targets to Measure Success

Key Company & Business Segment Metrics	2018 Actual	2019 Target
Core Earnings Return on Equity [1]	15%	Mid-teens
Core Earnings Efficiency Ratio [2]	47%	~50%
Tangible Net Asset Ratio [3]	1.25x	1.23x – 1.25x
Net Interest Margin – Federal Education Loan Segment	0.83%	Low to Mid 80's
Charge-off Rate – Federal Education Loan Segment	0.09%	0.08% - 0.10%
Net Interest Margin – Consumer Lending Segment	3.24%	3.10% - 3.20%
Charge-off Rate – Consumer Lending Segment	1.7%	1.6% - 1.8%
EBITDA Margin – Business Processing Segment	17%	High Teens

[1] Item is a non-GAAP financial measure. See note 2 on slide 49
[2] Item is a non-GAAP financial measure. See note 3 on slide 49
[3] Item is a non-GAAP financial measure. See note 4 on slide 49

Federal Education Loans Segment
Core Earnings Basis

In this segment, Navient holds and acquires FFELP loans and performs servicing and asset recovery services on its own loan portfolio, federal education loans owned by the U.S. Department of Education and other institutions.

($'s in millions)	Q4 18	Q4 17	FY 2018	FY 2017	FY 2016
Segment net interest margin	0.86%	0.87%	0.83%	0.79%	0.86%
FFELP Loans:					
Provision for loan losses	$10	$12	$70	$42	$43
Charge-offs	$13	$13	$54	$49	$54
Charge-off rate	0.09%	0.08%	0.09%	0.07%	0.07%
Greater than 30 days delinquency rate	10.2%	12.7%	10.2%	12.7%	12.2%
Greater than 90 days delinquency rate	5.3%	6.2%	5.3%	6.2%	6.3%
Forbearance rate	12.3%	11.2%	12.3%	11.2%	12.9%
Average FFELP Loans	$73,425	$82,908	$76,971	$84,989	$92,497
Total revenues [1]	$271	$291	$1,042	$1,204	$1,282
Operating Expense	$89	$74	$298	$316	$366
Net Income	$147	$143	$580	$567	$578
Number of accounts serviced for ED (in millions)	5.9	6.1	5.9	6.1	6.2
Total federal loans serviced (in billions)	$292	$296	$292	$296	$293
Contingent collections receivables inventory - education loans (billions)	$28.3	$15.0	$28.3	$15.0	$9.9

[1] Total revenues equals the net interest income after provision for loan losses plus total other income.

Consumer Lending Segment
Core Earnings Basis

In this segment, Navient holds, originates and acquires consumer loans and performs servicing activities on its own loan portfolio.

($'s in millions)	Q4 18	Q4 17	FY 2018	FY 2017	FY 2016
Segment net interest margin	3.18%	3.31%	3.24%	3.33%	3.41%
Private Education Loans (including Refinance Loans):					
Provision for loan losses	$75	$97	$299	$382	$383
Charge-offs [1]	$102	$89	$371	$443	$513
Annualized charge-off rate [1]	1.8%	1.5%	1.7%	2.0%	2.2%
Greater than 30 days delinquency rate	5.9%	5.8%	5.9%	5.8%	7.4%
Greater than 90 days delinquency rate	2.8%	2.6%	2.8%	2.6%	3.6%
Forbearance rate	3.0%	3.8%	3.0%	3.8%	3.4%
Average Private Education Loans	$22,955	$24,073	$23,281	$23,762	$25,361
Total revenues [2]	$117	$114	$492	$442	$517
Operating Expense	$36	$44	$169	$156	$149
Net Income	$66	$45	$252	$183	$231

[1] In the third quarter of 2018, the portion of the loan amount charged off at default on our Private Education Loans increased from 79 percent to 80.5 percent. This change resulted in a $32 million reduction to the balance of the receivable for partially charged-off loans, which is not included in the charge-off disclosures above.
[2] Total revenues equals the net interest income after provision for loan losses plus total other income.

Originating Education Loans is an Attractive Opportunity

Sizable Market With Attractive Yields [1]

Estimated Total Market Annual Originations and Yields
($'s in billions)


$11
$12
$12
7.6%
~8%
~5%
Estimated 2019 Originations
Estimated Average Yields
Grad PLUS
In-School Private Education Loans
Private Education Refinance Loans

Estimated Outstanding Education Loan Market [2]

$1.5 Trillion as of FFYE 9/30/2018
($'s in billions)


Federal Loans (excl. Grad PLUS), $1,372
Grad PLUS, $67
Private Education Loans, $118

- Estimated average yields since 2014 for newly originated Grad PLUS loans and in-school Private Education Loans have ranged from 6% to 10%

Leveraging Our Existing Infrastructure to Generate Value

- Private Education Refinance Loans:
  - Expect to originate at least $3 billion in 2019
  - Targeting low to mid teens ROE at scale
  - Life of loan loss expectation of 1.5% [3]
  - Weighted average life of ~3.5 years
- In-School Private Education Loans:
  - Expect to originate at least $150 million in 2019
  - Targeting mid to high teens ROE at scale
  - Life of loan loss expectations of 6% [3]
  - Weighted average life of ~8 years

[1] Source: Navient estimates for total originations based on "Baum, Sandy, Jennifer Ma, Matea Pender, and CJ Libassi (2018), Trends in Student Aid 2018, New York: The College Board"; Navient estimates for average yields based on FSA Data Center and third party company filings.
[2] Source: Navient estimates for total outstanding Federal Loans based on FSA Data Center, Portfolio Summary, 9/30/2018; Navient estimates for total outstanding Private Education Loans based on "The MeasureOne Private Student Loan Report" July, 2018.
[3] Life of loan loss expectations on a gross basis

Typical Private Education Refi Borrower Profile

Typical Borrower

	Weighted Average
Borrower Age	33
Months since Graduation	78
Education	68% advanced degrees
FICO	763
Income	$133,722
Monthly Real Free Cash Flow [1]	$4,095
Original Loan Amount	$72,853

More Accurate Assessment

Underwriters assess loan applications down to the transaction level where available



Loan and Personal Details
Educational History
Credit Profile
Financial Health

[1] Real Free Cash Flow calculation is derived from Tax Adjusted Monthly Income less Actual Observed Expenses.

Note: Figures based on statistical pool of active loans on or before December 31, 2018. Calculated at or near origination. Under the terms of the Department of Education contract, we do not use ED data for any marketing or commercial purpose.

Consumer Loan Segment Credit Detail

Delinquency & Forbearance Usage

TDR Loans ($ in millions)	2018	2017	2016
Total delinquencies	$1,135	$1,045	$1,365
Total delinquency rate as a % of loans in repayment	12.6%	11.1%	14.2%
Loans delinquent greater than 90 days	$556	$487	$686
Greater than 90 days delinquency rate	6.2%	5.2%	7.1%
Forbearance	$518	$681	$588
Forbearance rate	5.4%	6.8%	5.7%

Non-TDR Loans ($ in millions)	2018	2017	2016
Total delinquencies	$161	$289	$279
Total delinquency rate as a % of loans in repayment	1.2%	2.1%	2.2%
Loans delinquent greater than 90 days	$58	$110	$115
Greater than 90 days delinquency rate	0.4%	0.8%	0.9%
Forbearance	$158	$214	$202
Forbearance rate	1.2%	1.6%	1.6%

Allowance for Loan Loss [1]

	December 31, 2018		
($ in millions)	Allowance	Ending Balance	Allowance as % of Ending Balance
Non-TDR Loans	$ 101	$ 13,562	0.7%
TDR Loans	1,100	9,969	11.0%
Total before RPCO	1,201	23,531	5.1%
RPCO		674	0.0%
Total	$ 1,201	$ 24,205	5.0%

	December 31, 2017		
	Allowance	Ending Balance	Allowance as % of Ending Balance
Non-TDR Loans	$ 126	$ 14,344	0.9%
TDR Loans	1,171	10,536	11.1%
Total before RPCO	1,297	24,880	5.2%
RPCO		760	0.0%
Total	$ 1,297	$ 25,640	5.1%

Note: In third quarter 2018, the portion of the loan amount charged off at default increased from 79 percent to 80.5 percent. This change resulted in a $32 million reduction to the balance of the receivable for partially charged-off loans (RPCO). These amounts are included in total charge-offs as reported in the "Allowance for Private Education Loan Losses" table.

[1] Purchased Credit Impaired Loans' losses are not provided for by the allowance for loan losses in the above table as these loans are separately reserved for, if needed. Related to the Purchased Non-Credit Impaired Loans acquired at a discount, no allowance for loan losses has been established for these loans as of December 31, 2018.

Business Processing Segment
Core Earnings Basis

In this segment, Navient performs business processing services for non-education related government and healthcare clients.

($'s in millions)	Q4 18	Q4 17	FY 2018	FY 2017	FY 2016
Government Services	$41	$38	$174	$134	$106
Healthcare RCM Services	$25	$22	$93	$78	$68
Total Business Processing Revenue	**$66**	**$60**	**$267**	**$212**	**$174**
Operating Expenses	$57	$55	$229	$187	$149
EBITDA [1]	$10	$6	$44	$28	$27
EBITDA Margin [1]	15%	10%	17%	13%	16%
Net Income	**$7**	**$4**	**$38**	**$16**	**$16**
Contingent collection receivables inventory (billions)	$14.4	$11.4	$14.4	$11.4	$10.1

[1] Item is a non-GAAP financial measure. See note 5 on slide 49

Focused on Improving Margin and Organic Business Processing Growth

Well Positioned for Long-Term Growth

- Leveraging existing infrastructure along with 40 years of data, analytics and processing experience to deliver best in class performance and compliance
- Providing business processing services for over 600 non-education related clients
- Government Services
  - Integrated solutions technology and superior data driven approach allows governments to achieve efficiencies in processing and revenue cycle management capabilities
  - Revenues of $174 million in 2018, up 30% from the prior year
- Healthcare Services
  - Full service provider of end-to-end revenue cycle solutions to U.S. based hospitals and healthcare systems
  - Revenues of $93 million in 2018, up 19% from the prior year

Growing Fee Revenues at Attractive Margins


Total Business Processing Fee Revenues
($ in millions)
$174
$212
$267
2016
2017
2018

	2016	2017	2018
EBITDA Margin	16%	13%	17%

Navient Is Focused On Expense Efficiency


Full-Year Adjusted Core Earnings Expenses
($'s in Millions)
$950
$900
$850
$800
$750
$700
$650
$600
$550
$500
(11%)
2017
2018


4Q Adjusted Core Earnings Expenses
($'s in Millions)
$260
$240
$220
$200
$180
$160
$140
$120
$100
(14%)
4Q17
4Q18

Continued to build on our strong track record of improving operating efficiency and managing an expense structure that compares favorably to our peers

Note: See slide 47 for additional detail

Higher Education Industry

Federal government is the largest consumer lender, owning or guaranteeing $1.4 trillion in student loans

- Federal loan interest rates, limits and terms are set by Congress.
- All federal loans are issued directly by the U.S. Department of Education since 2010 when federally guaranteed loans ended.
- Federal loans have no traditional underwriting, and no truth in lending disclosures.
- In AY 16-17, ED disbursed $95B in student loans, a decline from peak of $117B in AY 10-11.
- The number of federal borrowers is up by 51 percent since 2007.

Total student loan originations, by type



Billions, $
110
100
90
80
70
60
50
40
30
20
10
0
Federal student loans
Private education loans
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Academic year ending in...

The increasing dominance of federal student loan originations versus private loans reflects the federal government's massive involvement in student loans: it owns or guarantees 93 percent of the $1.4 trillion outstanding in student loans.

Ownership distribution of student loans



FFELP guarantors 2%
Private 8%
FFELP owned privately 10%
Perkins 0.5%
Dept of Education loan 80%

92% of student loans outstanding are owned or guaranteed by the federal government.

Source: Outstanding data as of 12/31/18, from FSA Data Center, originations from College Board, "Trends in Student Aid 2018", MeasureOne, "Private Student Loan Report" December 20, 2018

In its role as a student loan servicer, Navient helps borrowers successfully repay their loans

Servicers begin helping borrowers navigate repayment after important financial decisions about the total cost and experience of their education have already been made.



1
Congress sets product terms and conditions including interest rate, loan limits, and repayment programs.
2
Colleges set tuition and fees.
3
Families select the college, and borrow to pay the cost of attendance to the school.
4
ED issues loans at congressionally set terms, distributes proceeds to school, and assigns loan to a servicer.
DEPARTMENT OF EDUCATION
UNITED STATES OF AMERICA
5
Navient works with borrowers to help them assess multiple repayment options and successfully repay loans.
NAVIENT
6
Loan repaid

Five Recommendations for Better Student Loans

1. Providing better information *before* borrowing
2. Improving the college completion rate
3. Simplifying repayment
4. Helping borrowers pay off faster
5. Encouraging borrower contact with servicers

For additional information, please read "Five Recommendations for Better Student Loans" at news.Navient.com

Navient's default prevention expertise has been a key factor in the decline of the national default rate

- The cohort default rate (CDR) measures the percent of borrowers who defaulted on a student loan within three years of entering repayment.
- In 2018, the Department of Education announced the 2015 CDR was 10.8 percent, a decrease from 2017 (11.5%) .
- The CDR for Navient-serviced customers was 7.5 percent, 35 percent lower than the national rate excluding Navient-serviced borrowers.
- Our outreach to borrowers is key. Nine times out of 10, if we can reach a struggling borrower, we can help him or her avoid default.


2015 three-year cohort default rate
10.8%
Navient's CDR is 35 percent lower than all others
7.5%
Default rate (%)
All borrowers
Navient-serviced borrowers

Source: "Official Cohort Default Rates for Schools," Federal Student Aid, 9/24/18; Navient data
The 2015 Cohort Default Rate analyzes data from the group of borrowers who entered repayment between Oct. 1, 2014, and Sept. 30, 2015, and who defaulted in a three-year window by fall of 2018. To isolate the difference in defaults between Navient borrowers and others, the difference is calculated by removing Navient's marketshare from the overall national cohort default rate; the resulting CDR for non-Navient serviced borrowers is 11.6%.

The borrowers who struggle most are often non-completers with less than $10,000 in debt

Borrowers who do not complete a degree default at a rate almost three times higher than borrowers who earned a degree …

Borrowers in default by attainment



2.8X
25%
9%
25
20
15
10
5
0
Percent
Completed Degree
Did Not Complete Degree

… As a result, borrowers who run into trouble repaying usually have below-average amounts of debt.

3-Year Default Rate by loan size, 2011 Repayment Cohort (parentheses contain share of all defaults)



(35%)
(31%)
(18%)
(11%)
(4%)
25
20
15
10
5
0
Percent
<$5,000
$5-10,000
$10-20,000
$20-40,000
>$40,000

Source: President Obama's Council of Economic Advisors, "Investing In Higher Education: Benefits, Challenges, And The State Of Student Debt," July 2016
Note: Years are fiscal years. Loan size is based on balance of loan when entering repayment.

In 1990, there were two repayment plans, and the most complex area was deferment

Forbearance
Discretionary Forbearance
- Hardship Forbearance


Forbearance
Deferments
1990
Forgiveness
(Not Available)
Repayment
Plans

Repayment Plans
1. Standard
2. Graduated

Deferment
1. School Full-Time
2. School Half-Time
3. Graduate Fellowship
4. Unemployment Deferment – 2 years
5. Rehabilitation Training Program
6. Teacher Shortage
7. Internship/Residency Training
8. Temporary Total Disability
9. Armed Forces or Public Health Services
10. National Oceanic and Atmospheric Administration Corps
11. Peace Corps, ACTION Program, and Tax-Exempt Organization Volunteer
12. Parental Leave
13. Mother Entering/Re-entering Work Force

Today's repayment options are numerous and complex

Forbearance

Discretionary Forbearance
- Hardship Forbearance

Mandatory Forbearance
- Medical or Dental Internship Residency
- Department of Defense Student Loan Repayment Programs
- National Service
- Active Military State Duty
- Student Loan Debt Burden
- Teacher Loan Forgiveness

Mandatory Administrative Forbearance
- Local or National Emergency
- Military Mobilization
- Designated Disaster Area
- Repayment Accommodation
- Teacher Loan Forgiveness

Forgiveness

1. Teacher Loan Forgiveness
2. Loan Forgiveness for Service in Areas of National Need
3. Civil Legal Assistance Attorney Student Loan Repayment Program
4. Income Contingent Repayment Plan Forgiveness
5. Income Based Repayment Plan Forgiveness
6. Pay As You Earn Repayment Plan Forgiveness
7. Income Based 2014 Repayment Plan Forgiveness
8. REPAYE Repayment Plan Forgiveness
9. Public Service Loan Forgiveness



Forbearance
Deferments
2019
Forgiveness
Repayment Plans

Deferment

1. School (1)
2. School Full-Time (2)
3. School Half-Time (2)
4. Post Enrollment (1)
5. Graduate Fellowship (3)
6. Unemployment Deferment – 2 years (2)
7. Unemployment Deferment – 3 years (1)
8. Economic Hardship (1)
9. Rehabilitation Training Program (3)
10. Military Service (3)
11. Post-Active Duty Student (3)
12. Teacher Shortage(2)
13. Internship/Residency Training (2)
14. Temporary Total Disability (2)
15. Armed Forces or Public Health Services (2)
16. National Oceanic and Atmospheric Administration Corps (2)
17. Peace Corps, ACTION Program, and Tax-Exempt Organization Volunteer (2)
18. Parental Leave (2)
19. Mother Entering/Re-entering Work Force (2)
20. Cancer deferment

Repayment plans

1. DL Standard Pre-HERA
2. FFELP/DL Standard Post-HERA (4)
3. DL Graduated Pre-HERA
4. FFELP/DL Graduated Post –HERA (4)
5. DL Extended Pre-HERA
6. FFELP/DL Extended Post-HERA (4)
7. Income-Sensitive
8. Income-Contingent Ver. 1 (5)
9. Income-Contingent Ver. 2 (5)
10. Income-Contingent Ver. 3
11. Forced Income-Driven
12. Income-Based
13. Pay As You Earn
14. Income-Based 2014
15. Alternative (6)
16. REPAYE

Effective Date Details

(1) Limited to FFELP borrowers with all new loans made on or after July 1, 1993; All DL are eligible.
(2) Limited to FFELP borrowers with all loans made on or after July 1, 1987 and prior to July 1, 1993; DL eligible if borrower has FFELP loan made during this period.
(3) All FFELP and DL loans eligible regardless of disbursement date
(4) HERA aligned FFELP and DL repayment plans for loans first entering repayment on or after July 1, 2006.
(5) Pre July 1, 1996, ICR plans, the DL borrower can choose between ICR1 - the Formula Amount, or ICR2 – the Capped Amount.
(6) The DL borrower can request from 5 alternative repayment plans: Fixed Payment Amount, Fixed Term, Graduated Repayment, Negative Amortization, or Post REPAYE.

We've piloted solutions to reduce complexity

IDR eSign Enrollment Pilot

Navient launched a pilot program focusing on past-due FFELP borrowers to explore whether a simpler process could produce better results. Under the pilot, we made contact with the borrower, gathered salary and family information over the phone, and then pre-populated the IDR application. We then securely transmitted the pre-filled application to the borrower for electronic signature.

The eSign pilot nearly tripled IDR application return rates



IDR application process return rate
Completion Rate (%)
80
60
40
20
0
2.6x higher
71%
27%
Normal process – within 60 days
eSign – within 10 days

55% return the application within a single day.

71% of applications completed within 10 days.

Testing IDR Payback Playbook



NAVIENT
Department of Education Loan Servicing
Your Personalized Repayment Options (PRO) Plan is now available
You're about to begin repaying your loans - do you know what option is right for you?
Did you know that you may qualify for a $0 monthly payment or be eligible to pursue future debt forgiveness?
Your PRO Plan is a simple guide to understanding your repayment options once you start paying your loans
Create an account or Log into your Navient inbox today to check out the PRO Plan that we've created just for you, including custom cost estimates.
On the site, you also can calculate your potential costs under other available plans.
TIP: You'll be receiving your first statement shortly. Log in to your account at Navient.com to ensure your contact information is correct and to sign up for e-delivery, the fastest and easiest way to get all your important student loan information.
View your PRO Plan today

Navient delivers strong performance for borrowers

Navient-serviced borrowers are 35% less likely to default


10.8%
7.5%
Navient's CDR is **35 percent** lower than all others
Default rate (%)
All borrowers
Navient-serviced borrowers

Forbearance usage is in-line with other servicers

Borrowers in forbearance as a percent of repayment*


Borrowers in forbearance (%)
20
15
10
5
0
03/14
06/14
09/14
12/14
03/15
06/15
09/15
12/15
03/16
06/16
09/16
12/16
03/17
06/17
09/17
12/17
03/18
06/18
09/18
PHEAA
Great_Lakes
Navient
Nelnet

Note: Increase in forbearance usage in Sept 17 due to disaster relief in Puerto Rico, Florida, and Texas.

Navient's IDR enrollment leads other comparable servicers


Dollars in IDR (%)
60
40
20
0
59.9
45.7
43.3
41.2
29.5
PHEAA
Navient
Great Lakes
Nelnet
NFPs

Data-driven programs help make contract


9 times out of 10
...when we can reach a past-due federal student loan borrower, Navient can help him or her avoid default.
E-Mail
Phone Call
Mail
Video
Text Message
90%
of borrowers who default have not responded to Navient outreach during the year of missed payments leading up to default.

Sources*: FSA data center, Federal Student Loan portfolio, Portfolio by Loan Status; forbearance as a percent of borrowers in repayment, forbearance, and deferment, "Official Cohort Default Rates for Schools," Federal Student Aid, 9/24/18; Navient data, Federal Student Aid, "Federal Student Loan Portfolio - FSA Data Center," U.S. Department of Education, as of Sept. 2018, accessed 01/22/2019. Chart represents ED-owned federal loans. Excluding Parent PLUS loans which are not eligible for these payment plans, 53% of ED-owned balances serviced by Navient are enrolled in IDR.

*:Including all types of forbearance, including forbearance necessary for IDR enrollment

Funding & Liquidity

Q4 2018 Capital Management

- ✓ Capital Return
  - ☑ Repurchased 10.6 million common shares for $125 million in the quarter, leaving $440 million in remaining authority
  - ☑ Returned $40 million in dividends to shareholders
  - ☑ The tangible net asset ratio[1] increased to 1.25x from 1.20x, in the year ago quarter

- ✓ Unsecured Financing
  - ☑ Retired $1.4 billion of senior unsecured debt
    - ☑ Nearly all of this debt was to mature in 2019, significantly reducing our 2019 maturities
    - ☑ Opportunistically repurchased longer dated bonds at attractive discounts

- ✓ ABS Financing
  - ☑ Navient issued two Private Education Loan ABS deals totaling $1.3 billion, with a blended weighted average life of 3.9 years

- ✓ Facility funding capacity for education loans
  - ☑ Available capacity under FFELP secured facilities is $752 million
  - ☑ Available capacity under Private Education Loan secured facilities is $642 million

[1] See note 4 on slide 18

FFELP ABS Transactions

	NAVSL 2019-1					NAVSL 2018-4				
Pricing Date: **Settlement Date:**	January 15, 2019 January 24, 2019					September 10, 2018 September 20, 2018				
Issuance Amount:	$748M					$992M				
Collateral:	US Govt. Guaranteed FFELP Stafford, Plus and Consolidation Loans					US Govt. Guaranteed FFELP Stafford, Plus and Consolidation Loans				
Prepayment Speed [2]:	6% CPR Non-Consolidation / 4% CPR Consolidation					6% CPR Non-Consolidation / 4% CPR Consolidation				
Tranching:	Class	Rating (M/S/D) [1]	Amt. ($M)	WAL [2]	Pricing [3]	Class	Rating (M/S/D) [1]	Amt. ($M)	WAL [2]	Pricing [3]
	A1	Aaa / AAA / AAA	$180	1.12	L + 0.33%	A1	Aaa / AAA / AAA	$248	1.17	L + 0.25%
	A2	Aaa / AA+/ AAA	$557	7.00	L + 0.95%	A2	Aaa / AA+/ AAA	$730	7.00	L + 0.68%
	B	Aaa / A / AA	$11	12.34	L + 1.45%	B	Aaa / AA / AA	$14	12.01	L + 1.30%

[1] Represents ratings by Moody's, S&P, Fitch, and DBRS.
[2] Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained from the underwriters of these transactions. Actual average life may vary significantly from estimates.
[3] Pricing represents the reoffer yield to expected call.

Navient Private Education Loan ABS Transactions

	NAVSL Trust 2019-A					NAVSL Trust 2018-E					NAVSL Trust 2018-D				
Pricing Date: **Settlement Date:**	February 11, 2019 February 21, 2019					November 6, 2018 November 15, 2018					October 18, 2018 October 25, 2018				
Issuance Amount:	$647M					$688M					$626M				
Collateral:	Private Education Refi Loans					Private Education Refi Loans					Private Education Loans				
Prepayment Speed [2]:	12% CPR					12% CPR					6% CPR PE Loans / 12% CPR PE Refi Loans				
Tranching:	Class	Expected Rating (S/D) [1]	Amt. (M)	WAL [2]	Pricing [3]	Class	Rating (S/D) [1]	Amt. (M)	WAL [2]	Pricing [3]	Class	Rating (S/D) [1]	Amt. (M)	WAL [2]	Pricing [3]
	A1	AAA / AAA	$314	1.26	EDSF + 0.40%	A1	AAA / AAA	$396	1.50	EDSF + 0.40%	A1	AAA / AAA	$210	1.01	1ML + 0.30%
	A2A	AAA / AAA	$222	5.12	Swaps + 0.90%	A2	AAA / AAA	$231	5.53	Swaps + 0.85%	A2A	AAA / AAA	$241	5.49	Swaps + 0.90%
	A2B	AAA / AAA	$50	5.12	1ML + 0.90%						A2B	AAA / AAA	$100	5.49	1ML + 0.85%
	B	NR / AA	$62	8.57	Swaps + 1.30%	B	NR / AA	$61	8.25	Swaps + 1.25%	B	A / AA	$75	9.67	Swaps + 1.35%

[1] Represents ratings by S&P and DBRS.

[2] Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained from the underwriters of these transactions. Actual average life may vary significantly from estimates.

[3] Yield for 2019-A fixed rate tranches A1, A2A, and B were 3.06%, 3.45%, and 3.94%, respectively; yield for 2018-E fixed rate tranches A1, A2, and B were 3.46%, 4.04%, and 4.48%, respectively; and yield for 2018-D fixed rate tranches A2A and B were 4.11% and 4.62%, respectively.

Long-term Capital Allocation Philosophy

Consistently balance capital adequacy with capital allocation opportunities, including dividends, organic growth, stock repurchases and acquisitions

✓ **Execute dynamic capital allocation policy to maintain appropriate leverage that supports our credit ratings and enhances ongoing access to unsecured debt markets**

- Execute TNA ratio [1] within guidance
- Critical to delivering shareholder value

✓ **Maintain dividend**

✓ **Invest capital generated from legacy portfolio and operating businesses among the following:**

- Loan growth (portfolio acquisitions and refi originations); Share repurchases; Acquisitions that exceed our investment return hurdle

✓ **Committed to ensuring excess capital is returned to shareholders**

[1] The tangible net asset ratio or TNA ratio equals GAAP tangible assets (total assets less goodwill and acquired intangible assets) less secured debt and other liabilities adjusted for the impact of derivative accounting under GAAP and unamortized net floor premiums divided by unsecured debt.

Navient Continues to Return Excess Cash Flows to Equity Holders and Paydown Unsecured Debt

Historical Use of Excess Cash Flows	Projected Use of Excess Cash Flows

June 30, 2014 to December 31, 2018
($'s in Billions)


$0.6
$0.7
$0.9
$2.7
$6.1

$9.7Bn
88%

- Reduction of Unsecured Debt
- Share Repurchases
- Dividends
- Capital Held for Education Loans Acquired
- Corporate Acquisitions

January 1, 2019 to December 31, 2019
($'s in Billions)


$0.2
$0.1
$0.8
$0.4

$1.5Bn
89%

- Reduction of Unsecured Debt
- Share Repurchases
- Dividends
- Capital Held for Education Loans Acquired

Note: Capital held for education loans acquired assumes equity of 0.50% for FFELP loans, 5% for Private Education Refinance Loans, and 10% for Private Education Loans. Numbers may not add due to rounding

Optimized Capital Structure

Long-Term Conservative Funding Approach

- Important to maintain our credit ratings which support ongoing access to the unsecured debt markets
  - Navient holds a stable outlook with all 3 credit rating agencies
  - We continue to opportunistically repurchase debt in the open market
- 80% of education loan portfolio is funded to term
  - Issued $3 billion of Private Education Loan ABS in 2018 compared to $662 million in 2017
- Returned $386 million to shareholders through dividends and share repurchases in 2018
  - Tangible net asset ratio increased to 1.25x from 1.20x a year ago

Managing Unsecured Debt Maturities

(par value, $ in billions)



$7.1
$10.4
$5.4
$9.8
$5.4
$8.5
$5.1
$8.9
$4.0
$7.6
December 31, 2014
December 31, 2015
December 31, 2016
December 31, 2017
December 31, 2018
Maturities within 5 years
Maturities beyond 5 years

Managing Unsecured Debt Maturities



(par value, $ in billions)
$2.4
$0.8
$2.1 $2.1
$1.4 $1.4
$1.8 $1.8
$1.5 $1.5
$1.4 $1.4
$0.6 $0.6
$0.0
$0.5
$0.0 $0.0
$1.6
$1.5
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028+
As of December 31, 2017
As of December 31, 2018

Long-term Conservative Funding Approach

- Important to maintain our credit ratings to support access to the unsecured debt markets
  - Navient holds a stable outlook with all 3 credit rating agencies
- Proactively managed our unsecured debt issues
  - In the quarter, retired $1.4 billion of senior unsecured debt
- We continue to opportunistically repurchase debt in the open market

Education Loan Portfolio Generates Significant Cash Flows

Projected Life of Loan Cash Flows over ~20 Years

$'s in Billions	
FFELP Cash Flows	**12/31/18**
Secured	
Residual (including O/C)	$5.7
Floor Income	1.4
Servicing	2.5
Total Secured	$9.6
Unencumbered	0.6
Total FFELP Cash Flows	**$10.2**
Private Credit Cash Flows	
Secured	
Residual (including O/C)	$9.7
Servicing	0.6
Total Secured	$10.3
Unencumbered	3.5
Total Private Cash Flows	**$13.8**
Combined Cash Flows before Unsecured Debt	**$24.0**
Unsecured Debt (par value)	**$11.6**

Enhancing Cash Flows

- Generated $2.6 billion of cash flows in 2018
- Reduced unsecured debt by $2.5 billion in 2018
- Returned $0.4 billion to shareholders through share repurchase and dividends in 2018
- Acquired $3.6 billion of student loans in 2018
- $24.0 billion of estimated future cash flows remain over ~ 20 years
  - Includes nearly $10 billion of overcollateralization[1] (O/C) to be released from residuals
- $2.9 billion of unencumbered student loans
- $1.0 billion of hedged FFELP Loan embedded floor income

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect
[1]Includes the PC Turbo Repurchase Facility Debt totaling $2.3 billion as of 12/31/2018.

Education Loan Portfolio Generates Meaningful Cash Flows Over The Next Five Years

Projected Annual Private Education Loan Cash Flows



($'s in Billions)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.6
$2.0
$1.6
$1.3
$1.2
2019
2020
2021
2022
2023
Cash Flows assuming call option can be exercised at 10%

Projected Annual FFELP Loan Cash Flows



($'s in Billions)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.4
$1.3
$1.2
$1.0
$0.9
2019
2020
2021
2022
2023
Cash Flows assuming trusts run to maturity

Private Education Loan Portfolio Assumptions

- The Private Education Loan portfolio is projected to generate $7.6 billion in cash flows over the next five years excluding operating expenses, taxes and unsecured debt principal and interest payments
- Future loan originations are not included
- Unencumbered loans of $2.6 billion are not securitized to term
- Includes the repayment of debt related to asset-backed securitization repurchase facilities when the call option is exercised

FFELP Loan Portfolio Assumptions

- The FFELP loan portfolio is projected to generate $5.8 billion in cash flows over the next five years excluding operating expenses, taxes and unsecured debt principal and interest payments
- Unencumbered loans of $0.3 billion are not securitized to term
- Includes projected floor income

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.

FFELP Cash Flows Highly Predictable

$'s in millions

as of 12/31/2018	2019	2020	2021	2022	2023	2024	2025	2026
Projected FFELP Average Balance	$67,862	$61,159	$54,734	$48,612	$42,772	$37,048	$31,606	$26,472
Projected Excess Spread	$755	$655	$597	$542	$497	$441	$413	$380
Projected Servicing Revenue	$347	$320	$292	$266	$239	$213	$185	$156
Projected Total Revenue	$1,101	$974	$889	$807	$736	$653	$598	$536

	2027	2028	2029	2030	2031	2032	2033+
Projected FFELP Average Balance	$21,607	$17,057	$13,004	$9,793	$7,028	$4,610	$1,178
Projected Excess Spread	$339	$293	$234	$240	$204	$147	$71
Projected Servicing Revenue	$128	$100	$73	$53	$38	$25	$39
Projected Total Revenue	$466	$393	$307	$293	$242	$172	$111

- Total Cash Flows from Projected Excess Spread = $5.7 Billion
- Total Cash Flows from Projected Servicing Revenues = $2.5 Billion

Assumptions
No Floor Income, CPR/CDR = 5%
These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.
*Numbers may not add due to rounding

Secured Cash Flow

$ in Millions		2018		2017		2016		2015
FFELP								
Term Securitized								
Servicing (Cash Paid)	$	288	$	314	$	342	$	387
Net Residual[1] (Excess Distributions)		583		643		624		724
Other Secured FFELP								
Net Cash Flow [2, 3]		706		612		503		244
Total FFELP	$	1,577	$	1,569	$	1,469	$	1,354
Private Credit								
Term Securitized								
Servicing (Cash Paid)	$	147	$	163	$	180	$	188
Residual (Excess Distribution)		575		419		330		198
Other Secured Financings								
Net Cash Flow		332		160		33		35
Total Private Credit	$	1,054	$	742	$	543	$	420
Total FFELP and Private Credit	$	2,631	$	2,311	$	2,013	$	1,774

Average Principal Balances		2018		2017		2016		2015
FFELP								
Term FFELP	$	69,512	$	72,768	$	75,354	$	82,316
Other Secured FFELP		3,920		7,110		11,135		12,982
Total FFELP	$	73,432	$	79,879	$	86,489	$	95,297
Private Credit								
Term Private Credit	$	17,729	$	19,547	$	22,357	$	23,850
Other Secured Financings		3,700		2,406		612		993
Total Private Credit	$	21,429	$	21,953	$	22,969	$	24,843
Total FFELP and Private Credit	$	94,861	$	101,832	$	109,458	$	120,140

Note: Totals may not add due to rounding.
[1] Beginning 1Q 2017, Net Residual has been revised to include the impact of all floor contracts.
[2] Beginning 2016, Other Secured FFELP net cash flow includes all excess cash on deposit in the FHLB collection account, after bond paydowns. This cash is released to Navient Corp.
[3] Beginning 1Q 2017, Net Cash Flow amount reported for all years shown have been revised to include payments made on revolving credit agreements with Navient Corporation.

FFELP ABS

Recent FFELP ABS Issuance Characteristics

FFELP ABS Transaction Features	Collateral Characteristics

FFELP ABS Transaction Features

- Issue size of $500M to $1.0B
- Denominated in US$
- Senior and subordinate notes
- Floating rate tied to 1 month LIBOR
- Amortizing tranches with 1 to 15(+) year average lives
- Compliant with U.S. risk retention regulations
- Navient Solutions, LLC is master servicer

Collateral Characteristics

- Insurance or guarantee of underlying collateral insulates bondholders from most risk of loss of principal [1]
- Typically non-dischargeable in bankruptcy
- Offer significantly higher yields than government agency securities with comparable risk profiles

[1] Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.

FFELP Loan Program Characteristics

Parameter	Subsidized Stafford	Unsubsidized Stafford	PLUS/Grad PLUS	Consolidation
Borrower	Student	Student	Parents or Graduate Students	Student or Parents
Needs Based	Yes	No	No	N/A
Federal Guarantee of Principal and Accrued Interest	97 - 100%	97 - 100%	97 - 100%	97 - 100%
Interest Subsidy Payments	Yes	No	No	Yes [1]
Special Allowance Payments (SAP)	Yes	Yes	Yes [2]	Yes
Original Repayment Term [4]	120 months	120 months	120 months	Up to 360 months
Aggregate Loan Limit	Undergraduate: $23,000 Graduate: $65,500	Undergraduate [3]: $57,500 Graduate: $138,500	None	None

[1] Only on the subsidized portion of the loan.
[2] Only applies for loans made between July 1, 1987 through January 1, 2000 if cap is reached.
[3] Aggregate loan limit for a Dependent Undergraduate is $31,000.
[4] Repayment Term may be extended through various repayment options including Income Driven Repayment plans and Extended Repayment.
Note: As of July 1, 2011

Navient Stafford & PLUS Loan Prepayments

- Annualized CPRs for Stafford/PLUS ABS trusts have decreased from pre-2008 levels as incentives for borrowers to consolidate have declined
- Higher prepayment activity in mid-2012 was related to the short term availability of the Special Direct Consolidation Loan program
- Prepayments increases occurred in 2015 and 2018 as we exercised our option to purchase assets from selected transactions to mitigate the risk that certain tranches might remain outstanding past their legal final maturity dates



Historical Stafford/PLUS ABS CPRs by Issuance Vintage
Quarterly CPR*
70%
60%
50%
40%
30%
20%
10%
0%
-10%
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015
4Q2015
2Q2016
4Q2016
2Q2017
4Q2017
2Q2018
4Q2018
2002
2003
2004
2005
2006
2007
2008
2010
2012
2013
2014
2015
2016
2017
2018

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Navient Consolidation Loan Prepayments

- CPRs for Consolidation ABS trusts declined significantly following legislation effective in 2006 that prevented in-school and re-consolidation of borrowers' loans
- Higher prepayment activity in mid 2012 was related to the short term availability of the Special Direct Consolidation Loan program



Historical Consolidation ABS CPRs by Issuance Vintage
Quarterly CPR*
25%
20%
15%
10%
5%
0%
-5%
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015
4Q2015
2Q2016
4Q2016
2Q2017
4Q2017
2Q2018
4Q2018
2002
2003
2004
2005
2006
2007
2009
2011
2012
2014

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Private Education Loan ABS

Recent Navient Private Education Loan ABS Issuance Characteristics

Private Education Loan ABS Transaction Features

- Issue size of $500M to $750M
- Senior and subordinate notes
- Amortizing tranches with 1 to 10 year average lives
- Fixed rate or floating rate tied to 1 month LIBOR
- Compliant with U.S. risk retention and/or European risk retention (5% retention)
- Navient Solutions, LLC is master servicer

Collateral Characteristics

- Collateralized by loans made to students and parents to fund college tuition, room and board
  - Seasoned assets benefiting from proven payment history
  - Refi assets with strong credit factors including high FICO scores, income, and ability to pay
- Underwritten using a combination of FICO, custom scorecard & judgmental criteria with risk based pricing, debt-to-income, household income, and free cash flow, as applicable

Navient Private Education Loan Programs

	Smart Option	Undergraduate/Graduate/ Med/Law/MBA	Direct-to-Consumer (DTC)	Consolidation (Legacy)	Private Education Refi
Origination Channel	School	School	Direct-to-Consumer	Lender	Lender
Typical Borrower	Student	Student	Student	College Graduates	College Graduates & Select Non-Graduates
Typical Co-signer	Parent	Parent	Parent	Parent	Parent, as applicable
Typical Loan	$10k avg orig bal, 10 yr avg term, in-school payments of interest only, $25 or fully deferred	$10k avg orig bal, 15 yr term, deferred payments	$12k avg orig bal, 15 yr term, deferred payments	$43k avg orig bal, 15-30 year term depending on balance, immediate repayment	$50k-75k avg orig bal, 5-20 year term depending on balance, immediate repayment
Origination Period	March 2009 to April 2014	All history through 2014	2004 through 2008	2006 through 2008	2014 through current
Certification and Disbursement	School certified and disbursed	School certified and disbursed	Borrower self-certified, disbursed to borrower	Proceeds to lender to pay off loans being consolidated	Proceeds to lender to pay off loans being consolidated
Borrower Underwriting	FICO, custom credit score model, and judgmental underwriting	Primarily FICO	Primarily FICO	FICO and Debt-to-Income	FICO, Debt-to-Income, Income, Free Cash Flow (as applicable)
Borrowing Limits	$200,000	$100,000 Undergraduate, $150,000 Graduate	$130,000	$400,000	Maximum $550,000, varies by program
School UW	No	No	No	No	No
Additional Characteristics	‣ Made to students and parents primarily through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board ‣ Also available on a limited basis to students and parents to fund non-degree granting secondary education, including community college, part time, technical and trade school programs ‣ Both Title IV and non-Title IV schools [1]	‣ Made to students and parents through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board ‣ Signature, Excel, Law, Med and MBA Loan brands ‣ Title IV schools only 1 ‣ Freshmen must have a cosigner with limited exceptions ‣ Co-signer stability test (minimum 3 year repayment history)	‣ Terms and underwriting criteria similar to Undergraduate, Graduate, Med/Law/MBA with primary differences being: Marketing channel No school certification Disbursement of proceeds directly to borrower ‣ Title IV schools only [1] ‣ Freshmen must have a co-signer with limited exceptions ‣ Co-signer stability test (minimum 3 year repayment history)	‣ Loans made to students and parents to refinance one or more private education loans ‣ Student must provide proof of graduation in order to obtain loan	‣ Loans made to high FICO / high income customers with positive free cash flow and/or established credit profiles.

[1] Title IV institutions are post-secondary institutions that have a written agreement with the Secretary of Education that allows the institution to participate in any of the Title IV federal student financial assistance programs and the National Early Intervention Scholarship and Partnership (NEISP) programs.

Navient Private Education Trusts

2014-2019 YTD Issuance Program	Navient												
	NAV 14-CT	NAV 14-A	NAV 15-A	NAV 15-B	NAV 15-C	NAV 16-A	NAV 17-A	NAV 18-A	NAV 18-B	NAV 18-C	NAV 18-D	NAV 18-E	NAV 19-A
Bond Amount ($mil)	463	684	689	700	359	488	662	507	521	632	626	688	647
Initial AAA Enhancement (%)	30%	30%	32%	36%	48%	41%	22%	12%	28%	15%	23%	14%	14%
Initial Enhancement (%)	17%	22%	23%	36%	40%	34%	12%	4%	16%	6%	12%	5%	5%
Loan Program (%)													
Signature/Law/MBA/Med	0%	26%	27%	52%	81%	43%	17%	0%	29%	0%	44%	0%	0%
Smart Option	0%	50%	51%	0%	0%	29%	30%	0%	16%	0%	17%	0%	0%
Consolidation	0%	9%	2%	8%	3%	9%	0%	0%	7%	0%	6%	0%	0%
Private Education Refi	0%	0%	0%	0%	0%	0%	52%	100%	40%	100%	22%	100%	100%
Direct to Consumer	0%	15%	20%	26%	8%	20%	1%	0%	8%	0%	11%	0%	0%
Career Training	100%	0%	0%	13%	8%	0%	0%	0%	*	0%	*	0%	0%
Total	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**
Payment Status													
School, Grace, Deferment	0%	46%	24%	9%	12%	12%	9%	0%	3%	0%	5%	0%	1%
Repayment	99%	53%	68%	89%	85%	84%	89%	100%	95%	100%	93%	100%	99%
Forbearance	1%	1%	8%	2%	3%	3%	2%	0%	2%	0%	2%	0%	*
WA Term to Maturity (Mo.)	104	161	155	157	159	165	135	133	148	138	155	145	151
WA Months in Repayment (Mo.)	80	40	30	68	60	51	23[2]	-	47[2]	-	61[2]	-	-
% Loans with Cosigner	71%	79%	80%	64%	38%	69%	49%	0%	52%	0%	60%	0%	0%
% Loans with No Cosigner	29%	21%	20%	36%	62%	31%	51%	100%	48%	100%	40%	100%	100%
WA FICO at Origination	743	739	731	730	625	720	752	765	750	764	745	760	756
WA Recent FICO at Issuance	726	737	714	726	690	713	750	-	748	-	748	-	-
WA FICO (Cosigner at Origination)	749	748	738	742	635	731	748	-	750	-	743	-	-
WA FICO (Cosigner at Rescored)	735	746	724	739	697	725	749	-	742	-	754	-	-
WA FICO (Borrower at Origination)	728	707	701	704	619	696	755	765	751	764	747	760	756
WA FICO (Borrower at Rescored)	701	701	672	704	687	685	752	-	743	-	734	-	-
WA LIBOR Equivalent Margin[1]	7.01%	6.66%	7.38%	5.58%	9.32%	7.15%	6.24%	5.21%	6.61%	5.12%	5.45%	5.35%	5.49%

(1) Assumes Prime / 1 month LIBOR spread of 3.00%. However for 100% Private Education Refi transactions, represents the gross borrower coupon.
(2) All other loans (non-NaviRefi) have weighted average months in repayment of 79 months for NAVSL 2018-D, 78 months for NAVSL 2018-B and 49 months for NAVSL 2017-A.
** Represents a percentage greater than 0% but less than 0.5%.*

Navient Private Education Loan Trusts – Prepayment Analysis

- Constant prepayment rates have increased since 2014 on increased seasoning-related voluntary prepayment and the emergence of the external student loan refinance market



Constant Prepayment Rate (CPR)
16%
14%
12%
10%
8%
6%
4%
2%
0%
Nov-03
May-04
Nov-04
May-05
Nov-05
May-06
Nov-06
May-07
Nov-07
May-08
Nov-08
May-09
Nov-09
May-10
Nov-10
May-11
Nov-11
May-12
Nov-12
May-13
Nov-13
May-14
Nov-14
May-15
Nov-15
May-16
Nov-16
May-17
Nov-17
May-18
Nov-18
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2009-D
2009-CT
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B
2012-C
2012-D
2012-E
2013-A
2013-B
2013-C
2014-A
2014-CT
NAVI 2014-A
2015-A
2015-B
2015-C
2016-A
2017-A

Navient Corporation Appendix

Navient Is Focused On Expense Efficiency

Notable Items Impacting Total Expenses Compared to Prior Periods

($ In millions)	Q4 18	Q4 17	2018	2017
Reported Core Earnings Expenses	$256	$289	$997	$995
Restructuring & Reorganization Expenses	$4	$29	$13	$29
Regulatory-Related Expenses	$8	$3	$29	$14
Duncan & Earnest Operating Expenses	$22	$22	$100	$30
3rd Party Transfer Fee	-	-	$9	-
Transition Services Agreement	$7	-	$16	-
Impact of ASC 606	$13	-	$51	-
Reserve Release	-	-	($40)	-
Adjusted Core Earnings Expenses	$202	$235	$819	$922
Year over Year Change in Adjusted Core Earnings Expenses	(14%)		(11%)	

2018 Highlights

- In the quarter, adjusted core earnings expenses declined 14% as a result of ongoing operating efficiency initiatives
- Continued to build on our strong track record of improving operating efficiency and managing an expense structure that compares favorably to our peers

Note: Items above are non-GAAP financial measures. By using these measures, management can make better short-term and long-term decisions related to expense management and allocation.

GAAP Results

(In millions, except per share amounts)	Q4 18	Q4 17	2018	2017
Net income (loss)	$72	$(84)	$395	$292
Diluted earnings (loss) per common share	$0.28	$(0.32)	$1.49	$1.04
Operating expenses	$252	$260	$984	$966
Provision for loan losses	$85	$109	$370	$426
Average Education Loans	$96,380	$106,981	$100,252	$108,751

Notes on Non-GAAP Financial Measures

(Dollars in Millions)

In addition to financial results reported on a GAAP basis, Navient also provides certain performance measures which are non-GAAP financial measures. The following non-GAAP financial measures are presented within this Presentation:

1. **Core Earnings** –The difference between the company's Core Earnings and its GAAP results is that Core Earnings excludes the impacts of: (1) mark-to-market gains/losses on derivatives and (2) goodwill and acquired intangible asset amortization and impairment. Management uses Core Earnings in making decisions regarding the company's performance and the allocation of corporate resources and, as a result, our segment results are presented using Core Earnings. In addition, Navient's equity investors, credit rating agencies and debt capital investors use these Core Earnings measures to monitor the company's business performance. For further detail and reconciliation, see page 19 of this presentation and pages 13-22 of Navient's fourth-quarter earnings release.

2. **Core Earnings Return on Equity (CEROE)** – Core Earnings Return on Equity is calculated as Core Net income, excluding restructuring and regulatory-related expenses, divided by the quarterly average of GAAP equity for the period. This measure allows management, as well as investors and analysts, to measure the company's use of its equity. The calculation for 2018 is as follows:

$$\frac{\text{Adjusted Core Earnings Net income}}{\text{Average Equity}} = \frac{\$552^{(1)}}{(\$3{,}519 + \$3{,}724 + \$3{,}714 + \$3{,}637)/4} = 15\%$$

3. **Core Earnings Efficiency Ratio** – The Core Earnings Efficiency Ratio measures the company's Core Earnings Expenses, excluding restructuring and regulatory-related expenses, relative to its Adjusted Core Earnings Revenue. This ratio can be calculated by dividing Core Earnings Expenses, excluding restructuring and regulatory-related expenses, by Adjusted Core Earnings Revenue. Adjusted Core Earnings Revenue is derived by adding provision for loan losses, and excluding gains or loss on debt repurchases, to Total Core Earnings Revenue. This is a useful measure to management as we plan and forecast, as it removes variables that cannot be easily predicted in advance. By using this measure, management can make better short-term and long-term decisions related to expense management and allocation. The calculation for 2018 is as follows:

$$\frac{\text{Adjusted Core Earnings Expense}}{\text{Adjusted Core Earnings Revenue}} = \frac{\$955^{(1)}}{\$1{,}662 + \$370 - \$9} = 47\%$$

4. **Tangible Net Asset Ratio (TNA)** – The Tangible Net Asset Ratio measures the amount of assets available to retire the Company's unsecured debt. Management and Navient's equity investors, credit rating agencies and debt capital investors use this ratio to monitor and make decisions about the appropriate level of unsecured funding. It is measured by dividing Tangible net assets by par unsecured debt. For further detail and reconciliation, see page 23 of Navient's fourth-quarter earnings release.

5. **Earnings before Interest, Taxes, Depreciation and Amortization Expense ("EBITDA")** – This metric measures the operating performance of the Business Processing segment and is used by management and our equity investors to monitor operating performance and determine the value of those businesses. For further detail and reconciliation, see page 23 of Navient's fourth-quarter earnings release.

[1] Excludes $42 million of restructuring and regulatory costs

Differences Between Core Earnings And GAAP

Core Earnings adjustments to GAAP: (Dollars in Millions)	Quarters Ended Dec. 31, 2018	Dec. 31, 2017	Years Ended Dec. 31, 2018	Dec. 31, 2017
GAAP net income (loss)	$72	($84)	$395	$292
Net impact of derivative accounting	59	(47)	90	(45)
Net impact of goodwill and acquired intangible assets	8	5	47	23
Net income tax effect	1	(5)	(13)	(19)
Total Core Earnings adjustments to GAAP	68	(47)	124	(41)
Core Earnings net income (loss)	$140	$(131)	$519	$251

Investor Relations Website

www.navient.com/investors
www.navient.com/abs

Beginning November 5, 2018, Cohort Default Triangles can be found at navient.com/about/investors/debtasset

- **NAVI / SLM student loan trust data (Debt/asset backed securities – NAVI / SLM Student Loan Trusts)**
  - Static pool information – detailed portfolio stratifications by trust as of the cutoff date
  - Accrued interest factors
  - Quarterly distribution factors
  - Historical trust performance – monthly charge-off, delinquency, loan status, CPR, etc. by trust
  - Since issued CPR – monthly CPR data by trust since issuance

- **NAVI / SLM student loan performance by trust – Issue details**
  - Current and historical monthly distribution reports
  - Distribution factors
  - Current rates
  - Prospectus for public transactions and Rule 144A transactions are available through underwriters

- **Additional information (Webcasts and presentations)**
  - Archived and historical webcasts, transcripts and investor presentations

NAVIENT